SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  November 3, 1999
(Date of earliest event reported)

Commission File No.:  333-56213





                              ACE Securities Corp.


        Delaware                                                  56-2088493
--------------------------------------------------------------------------------
(State of Incorporation)                                       (I.R.S. Employer
                                                             Identification No.)



6525 Morrison Boulevard, Suite 318
Charlotte, North Carolina                                           28211
--------------------------------------------------------------------------------
Address of principal executive offices                            (Zip Code)



                                 (704) 365-0569
               Registrant's Telephone Number, including area code



   (Former name, former address and former fiscal year, if changed since last report)

ITEM 5.       Other Events

            Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) which are hereby filed pursuant to such letter.

ITEM 7.       Financial Statements and Exhibits

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                        Description
-----------                        -----------
      (99)                         Collateral Term Sheets
                                   prepared in connection with Mortgage
                                   Lenders Network Home Equity
                                   Loan Trust 1999-2, Asset-Backed
                                   Notes, Series 1999-2

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ACE SECURITIES CORP.


November 3, 1999

                                   By:      /s/ Elizabeth Eldridge
                                            ----------------------
                                            Elizabeth Eldridge
                                            Vice President

                                INDEX TO EXHIBITS



                                                              Paper (P) or
Exhibit No.             Description                         Electronic (E)
-----------             -----------                         --------------

   (99)                 Collateral Term Sheets                      E
                        prepared in connection with
                        Mortgage Lenders Network
                        Home Equity Loan Trust
                        1999-2, Asset-Backed Notes,
                        Series 1999-2

Exhibit No. 99